NUVEEN ARIZONA MUNICIPAL BOND FUND

NUVEEN COLORADO MUNICIPAL BOND FUND

NUVEEN MARYLAND MUNICIPAL BOND FUND

NUVEEN NEW MEXICO MUNICIPAL BOND FUND

NUVEEN PENNSYLVANIA MUNICIPAL BOND FUND

NUVEEN VIRGINIA MUNICIPAL BOND FUND

SUPPLEMENT DATED JANUARY 10, 2014

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED SEPTEMBER 30, 2013

The section “Investment Policies and Techniques—Short-Term Investments—Repurchase Agreements” is deleted in its entirety and replaced with the following paragraph:

Repurchase Agreements—A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. government or Municipal Obligations) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed upon repurchase price determines the yield during a Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. A Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Fund’s board of trustees (“Qualified Institutions”). Nuveen Asset Management will monitor the continued creditworthiness of Qualified Institutions, subject to the oversight of the Funds’ board of trustees. The Funds will only enter into repurchase agreements with dealers, domestic banks or recognized financial institutions that in the opinion of Nuveen Asset Management present minimal credit risk. The risk to the Funds is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral subsequently declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but a Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited. Nuveen Asset Management will monitor the value of collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that the value always equals or exceeds the agreed upon price. In the event the value of the collateral declined below the repurchase price, Nuveen Asset Management will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price.

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FUND’S STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE

MGN-MS1SAI-0114P